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                                                                    EXHIBIT 99.1

[HANOVER CAPITAL MORTGAGE LOGO]
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                    200 Metroplex Drive      Ph.  (732) 548-0101
                                    Edison, New Jersey 08817 Fax: (732) 548-0286
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New York: 55 Broadway- Suite 3002  o  New York, NY 10006  o  Ph: (212) 227-0075
                                   o  Fax: (212) 227-5434

For further information, contact:
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
John A. Burchett, CEO, Irma N. Tavares, COO, or Harold McElraft, CFO
732/548-0101


                        HANOVER CAPITAL PARTNERS EXPANDS
                   OPERATIONS CENTER TO HANDLE GROWING VOLUME

    INCREASING FULFILLMENT CENTER DUE DILIGENCE RESULTS IN SECOND EXPANSION
                                  IN PAST YEAR

     EDISON, NEW JERSEY, JANUARY 10, 2006 - Hanover Capital Partners, an operations outsourcing firm, and a wholly owned subsidiary of Hanover Capital Mortgage Holdings, Inc. (AMEX: HCM), has expanded its Edison, New Jersey, Operations Center for the second time in the last twelve months. "All of our products and services, including due diligence, quality control, and post closing document services, have seen substantially increased volumes, with revenues for the nine months ending September 30, 2005 up 48.7% from the same period in 2004. More of our clients are electing to have documents sent to our Center for outsourcing. Our due diligence Fulfillment Center approach allows clients to benefit from both more consistent staffing and a significant reduction in expenses as no travel costs are incurred," said Joyce Mizerak, President of Hanover Capital Partners.

Besides almost doubling its space, the expanded data center can accommodate the automated delivery of Hanover Capital Partners' products through its proprietary software Asset OnSite(R). Clients receive due diligence and other product deliveries using 128-bit data encrypted Internet transmissions. Searchable databases and ad hoc reporting tools are available as well.

Hanover Capital Mortgage Holdings, Inc. is a mortgage REIT staffed by seasoned mortgage capital markets professionals. HCM invests in mortgage-backed securities and mortgage loans and engages in non-interest income-generating activities through its subsidiary doing business as Hanover Capital Partners and HanoverTrade. Hanover Capital Partners provides consulting and outsourcing services for third parties, including loan sale advisory services, loan file due diligence reviews, staffing solutions and mortgage assignment and collateral rectification services. HanoverTrade provides loan sale advisory and traditional loan brokerage services, technology solutions and valuation services. HanoverTrade also brokers loan pools, mortgage servicing rights and other similar assets through an Internet-based exchange. For further information, visit HCM's Web site at www.hanovercapitalholdings.com.

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Certain statements in this press release may constitute "forward-looking"
statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. HCM is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements, to differ materially from future results, performance or achievements. The forward-looking statements are based on HCM's current belief, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of HCM's Annual Report on Form 10-K for the year ended December 31, 2004 and in other securities filings by HCM. HCM's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and HCM undertakes no obligation to update or revise the information contained in this announcement whether as a result of new information, subsequent events or circumstances or otherwise, unless otherwise required by law.

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